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                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is an Authorized Representative in the United States of America of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing and any subsequent Registration Statement for the Offer, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of July 2003.

                                             Name: /s/ William H. Jairrels
                                                   ---------------------------
                                                   William H. Jairrels
                                                   Authorized Representative in
                                                   the United States of America